UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

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KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2005, Krispy Kreme Doughnut Corporation (“KKDC”), a wholly owned subsidiary of Krispy Kreme Doughnuts, Inc. (the “Company”) entered into a Waiver and Amendment No. 2 (the “First Lien Waiver”), dated as of October 25, 2005, to its First Lien Credit Agreement, dated as of April 1, 2005, as amended (the “First Lien Credit Agreement”), pursuant to which the required lenders under the First Lien Credit Agreement agreed to certain waivers and amendments to the First Lien Credit Agreement. The First Lien Waiver was entered into by KKDC, the Company, the subsidiary guarantors under the First Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the First Lien Credit Agreement.

On October 31, 2005, KKDC entered into a Waiver and Amendment No. 2 (the “Second Lien Waiver”), dated as of October 25, 2005, to its Second Lien Credit Agreement, dated as of April 1, 2005, as amended (the “Second Lien Credit Agreement”), pursuant to which the required lenders under the Second Lien Credit Agreement agreed to certain waivers and amendments to the Second Lien Credit Agreement. The Second Lien Waiver was entered into by KKDC, the Company, the subsidiary guarantors under the Second Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the Second Lien Credit Agreement.

A copy of the First Lien Waiver is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

A copy of the Second Lien Waiver is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1

Waiver and Amendment No. 2, dated as of October 25, 2005, to the First Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender.

10.2

Waiver and Amendment No. 2, dated as of October 25, 2005, to the Second Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: November 2, 2005

By: /s/ Michael C. Phalen Michael C. Phalen Chief Financial Officer

EXHIBIT 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT dated as of October 25, 2005 (this “Waiver and Amendment Agreement”), among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) signatory hereto and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a First Lien Credit Agreement dated as of April 1, 2005 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement” capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender;

WHEREAS, the Parent Guarantor was party to a Guarantee (the “BNS Guarantee”) dated as of December 2, 2003 by and between the Parent Guarantor and The Bank of Nova Scotia (“BNS”) whereby the Parent Guarantor guaranteed certain obligations (i) owed by Kremeko Inc. (“Kremeko”) to BNS under that certain Credit Agreement dated as of April 4, 2003 by and between BNS and Kremeko (the “BNS Credit Agreement”) and (ii) owed by the Borrower to BNS under that certain Tri-Party Agreement dated as of April 4, 2003 by and among the Borrower, BNS and Kremeko (the “Tri-Party Agreement”);

WHEREAS, the Borrower was a party to Guarantees (the “GE Guarantees”) dated as of January 25, 2002, January 29, 2002 and October 7, 2002 by and between the Borrower and GE Canada Equipment Financing GP (as successor to GE Capital Canada Equipment Financing Inc.) and/or GE Canada Leasing Services Company (as successor to GE Capital Canada Leasing Services Inc.) (collectively, “GE”) whereby the Borrower guaranteed certain obligations owed by Kremeko to GE under an equipment leasing agreement and those certain loan agreements dated as of January 25, 2002 and October 7, 2002 by and among Kremeko, GE and the Borrower (such leasing agreement and loan agreements being referred to as the “GE Agreements”);

WHEREAS, Kremeko defaulted under the BNS Credit Agreement and the GE Agreements, which defaults triggered payment obligations (i) of the Parent Guarantor under the BNS Guarantee and of the Borrower under the Tri-Party Agreement (the “BNS Obligations”) and (ii) of the Borrower under the GE Guarantees (the “GE Obligations”);

WHEREAS, BNS made demands upon the Borrower and the Parent Guarantor with respect to the BNS Obligations and such obligations were not paid when due, and GE made demands upon the Borrower with respect to the GE Obligations and such obligations were not paid when due (collectively, the “Non-Payments”);

WHEREAS, pursuant to an Assignment and Acceptance Agreement dated as of August 30, 2005 (the “BNS Assignment”) by and between the Borrower and BNS, (i) BNS assigned to the Borrower all of its loans under the BNS Credit Agreement and all of its other rights and obligations under the BNS Credit Agreement and related agreements, (ii) BNS withdrew all of its demands with respect to payment of the BNS Obligations as of the date of such demands and (iii) all obligations of the Borrower and the Parent Guarantor under the BNS Guarantee and the Tri-Party Agreement were released and discharged and all rights and claims of BNS under the BNS Guarantee and the Tri-Party Agreement were terminated;

WHEREAS, pursuant to an Assignment and Acceptance Agreement dated as of September 28, 2005 (the “GE Assignment”) by and between the Borrower and GE, (i) GE assigned (or has agreed to assign) to the Borrower all of its rental payments and loans under the GE Agreements and all of its other rights and obligations under the GE Agreements and related agreements, (ii) GE withdrew all of its demands with respect to payment of the GE Obligations as of the date of such demands and (iii) all obligations of the Borrower under the GE Guarantees were released and discharged and all rights and claims of GE under the GE Guarantees were terminated;

WHEREAS, the Borrower intends directly or indirectly to acquire substantially all of the assets of Kremeko in exchange for the cancellation of the Indebtedness it holds under the BNS Credit Agreement, the GE Agreements and the existing debtor-in-possession financing provided by the Borrower to Kremeko in the principal amount of up to CAD 1,500,0000 (the “DIP Loan”) (the “Restructuring”), which Restructuring may include (i) the creation by the Borrower of a newly-formed Wholly Owned Subsidiary formed under the laws of Canada or the United States or a province or a state thereof (“Newco”), (ii) the contribution of Indebtedness held by the Borrower and owing from Kremeko (including under the BNS Credit Agreement, the GE Agreements and the DIP Loan), directly or indirectly through one more Wholly Owned Subsidiaries, to Newco in exchange for equity interests and/or Indebtedness of Newco and (iii) the acquisition of substantially all of the assets of Kremeko by Newco in exchange for the cancellation of the Indebtedness under the BNS Credit Agreement, the GE Agreements and the DIP Loan;

WHEREAS, Krispy Kreme International Ltd. (“KKI”), one of the Borrower’s Included Subsidiaries, desires to sell to KKA Holdings Pty Ltd (as trustee for the KKA Holdings Unit Trust) (the “Australia Sale”) all of its equity interests in Krispy Kreme Australia Pty Limited (“KKA”) for approximately AUD 3,500,000 in cash and shareholder loans made to KKA for approximately AUD 5,075,000 in cash, but the Borrower’s existing Guarantee of Indebtedness of KKA will not be reduced or cancelled concurrently with such sale;

WHEREAS, the Borrower is party to a Motor Vehicle Fleet Open-End Operating Lease Agreement, dated as of August 5, 1994, between the Borrower, as lessee, and PHH Vehicle Management Services Corporation, as lessor (the “PHH Lease Agreement”);

WHEREAS, the Borrower has previously accounted for leases under the PHH Lease Agreement as operating leases but has now determined that such leases should have been accounted for as capital leases;

WHEREAS, KKI is party to loan agreements with Krispy Kreme U.K. Limited (“KKUK”) dated as of September 2, 2004 and December 8, 2004 (the “KKUK Loan Agreements”) and has lent approximately £1,200,000 to KKUK thereunder;

WHEREAS, the Borrower desires to transfer all of its equity interests in Amazing Glazed LLC (the “Amazing Glazed Transfer”) and make a loan to Amazing Glazed LLC of approximately $300,000 in exchange for the cancellation of its existing Guarantee of Indebtedness of Amazing Glazed LLC in an amount equal to approximately $2,500,000 (collectively, the “Amazing Glazed Transactions”);

WHEREAS, the Borrower desires to transfer all of its equity interests in Amazing Hot Glazers LLC (the “Amazing Hot Glazers Transfer”) in exchange for the cancellation of its existing Guarantee of Indebtedness of Amazing Hot Glazers LLC in an amount equal to approximately $900,000 (collectively, the “Amazing Hot Glazers Transactions”);

WHEREAS, the Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Borrower has determined that the loans from KKI to KKUK should have been listed in the disclosure schedules attached to the Credit Agreements; and

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive certain provisions of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Waivers and Agreements. As of the Amendment Effective Date (as defined below), the Required Lenders hereby grant the following waivers under the Credit Agreement and make the following agreements in respect thereof:

(a)           Non-Payments. The Required Lenders hereby waive any Default or Event of Default existing on the date hereof under clauses (e) and (j) of Article VIII of the Credit Agreement constituted by the Non-Payments or the failure to notify the Administrative Agent of such Non-Payments.

(b)           Assignments And Restructuring. The Required Lenders hereby (i) agree that the Investments made or to be made as a result of the BNS Assignment, the GE Assignment and the Restructuring shall be deemed to have been made under Section 7.05(k) of the Credit Agreement and no other paragraph of said Section 7.05, and (ii) waive any Default or Event of Default under clause (e) of Article VIII of the Credit Agreement constituted by the consummation of the BNS Assignment, the GE Assignment or the Restructuring.

(c)           Australia Sale. The Required Lenders hereby (i) agree that the condition set forth in clause (c) of Section 7.03(f) of the Credit Agreement shall not be deemed to apply to any portion of the Australia Sale, (ii) agree that the sale by KKI of its shareholder loans made to KKA as part of the Australia Sale shall be deemed to be a sale by KKI of equity interests in KKA for purposes of said Section 7.03(f) and that said Section 7.03(f) shall not be deemed to prohibit the sale of such shareholder loans in a separate transaction from, and on a different date than, the sale of the equity interests in KKA and (iii) waive any Default or Event of Default under clause (e) of Article VIII of the Credit Agreement constituted by the Australia Sale failing to be permitted by Section 7.03 of the Credit Agreement so long at it complies with said Section 7.03(f) after giving effect to the waivers and agreements contained in this paragraph. The parties hereto hereby agree that if the Borrower's existing Guarantee of Indebtedness of KKA does not terminate on or prior to May 30, 2006, the agreements and waivers contained in this paragraph shall automatically cease to be effective.

(d)           PHH Lease Agreement. The Required Lenders hereby (i) waive any Default or Event of Default existing on the date hereof under clauses (c) and (e) of Article VIII of the Credit Agreement constituted by (x) a breach of representation or warranty or violation of Section 7.01 or 7.02 of the Credit Agreement resulting from the existence of Capital Lease Obligations not exceeding $7,500,000 in aggregate outstanding principal amount and related Liens under the PHH Lease Agreement to the extent incurred on or prior to the Effective Date or (y) the failure to notify the Administrative Agent of such Defaults or Events of Default, (ii) agree that the Indebtedness under the PHH Lease Agreement existing on the Effective Date not exceeding such aggregate principal amount shall be deemed to have been incurred under Section 7.0l(b) of the Credit Agreement and no other paragraph of said Section 7.01 and (iii) agree that the Liens securing the Indebtedness under the PHH Lease Agreement existing on the Effective Date shall be deemed to have been incurred under Section 7.02(c) of the Credit Agreement and no other paragraph of said Section 7.02.

(e)           KKUK Loan Agreements. The Required Lenders hereby (i) waive any Default or Event of Default existing on the date hereof under clauses (c) and (e) of Article VIII of the Credit Agreement constituted by (x) a breach of representation or warranty or violation of Section 7.01 or 7.05 of the Credit Agreement resulting from the existence of loans made by KKI to KKUK under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred or made on or prior to the Effective Date or (y) the failure to notify the Administrative Agent of such Defaults or Events of Default, (ii) agree that the Indebtedness of KKUK under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred on or prior to the

Effective Date, shall be deemed to have been incurred under Section 7.01(b) of the Credit Agreement and no other paragraph of said Section 7.01 and (iii) agree that the Investments of KKI made under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred or made on or prior to the Effective Date, shall be deemed to have been made under Section 7.05(a) of the Credit Agreement and no other paragraph of said Section 7.05.

(f)            Amazing Glazed LLC; Amazing Hot Glazers LLC. The Required Lenders hereby (i) agree that the Investments made or to be made as a result of the Amazing Glazed Transactions and the Amazing Hot Glazers Transactions shall be deemed to have been made under Section 7.05(k) of the Credit Agreement and no other paragraph of said Section 7.05, (ii) agree that the Amazing Glazed Transfer and the Amazing Hot Glazers Transfer shall be deemed to have been made under Section 7.03(f) of the Credit Agreement and no other paragraph of said Section 7.03 and (iii) agree that the Net Available Proceeds received in connection with each of the Amazing Glazed Transfer and the Amazing Hot Glazers Transfer shall be equal to $0.

(g)           Cross Default. The Required Lenders hereby waive any Default or Event of Default under clause (k) of Article VIII of the Credit Agreement resulting from a default under any of the Second Lien Loan Documents due to any Defaults described in clauses (a) through (f) above.

SECTION 2.         Amendments. As of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 7.03(f) of the Credit Agreement is hereby amended by (i) inserting the phrase “or any of its Included Subsidiaries” after the first reference to “Borrower” therein, (ii) inserting the phrase “or such Included Subsidiary” after the second, third and fourth references to “Borrower” therein and (iii) replacing the fifth reference to “Borrower” therein with the phrase “Parent Guarantor or any of its Included Subsidiaries”.

(b)           Section 7.05(i) of the Credit Agreement is hereby amended by replacing each reference to “Borrower” therein with the phrase “the Parent Guarantor or any of its Included Subsidiaries”.

(c)           Section 7.05(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investments in Joint Ventures (either directly or indirectly through one or more Subsidiaries) made after the date hereof in the form of Guarantees, loans or cash issued in exchange for the cancellation or reduction of Guarantees by the Parent Guarantor or any of its Included Subsidiaries outstanding on the date hereof of Indebtedness of the respective Joint Ventures, provided that the amount of each such Investment made after the date hereof shall not exceed the amount of the Guarantee so cancelled or the reduction of the Guarantee so reduced, as the case may be;”

(d)           Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word “or” immediately before clause (e) thereof and (ii) adding the following immediately prior to the period at the end of such Section:

“and (f) the Borrower may declare and make dividends to the Parent Guarantor at such times and in such amounts as are necessary to enable the Parent Guarantor to make payments on Indebtedness of the Parent Guarantor permitted by Section 7.11 of the Credit Agreement”

(e)           Section 7.11 of the Credit Agreement is hereby amended by adding the following after the word “Investments” in clause (c) thereof:

“(other than Investments permitted by Section 7.05 of the Credit Agreement to be owned or made by the Parent Guarantor)”

(f)            Article VIII of the Credit Agreement is hereby amended by adding the following after the phrase “Material Indebtedness” in clause (j) thereof:

“(other than Specified Contingent Obligations)”

(g)           Part B of Schedule VI of the Credit Agreement is hereby amended by adding thereto each guaranty agreement or similar instrument listed in Item 4 of Part A of Schedule II of the Credit Agreement, each intercompany loan listed in Item 5 of Part A of Schedule II of the Credit Agreement and each Investment listed in Part A of Schedule VI of the Credit Agreement.

SECTION 3.         Conditions to Effectiveness. This Waiver and Amendment Agreement shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Waiver and Amendment Agreement executed by the Borrower, each of the Guarantors (other than Freedom Rings, LLC) and the Required Lenders (b) with respect to the waivers and amendments to the Second Lien Credit Agreement substantially in the form of the waivers and amendments set forth herein, all of the conditions to the effectiveness of such waivers and amendments shall have occurred (other than any such condition requiring the effectiveness of this Waiver and Amendment Agreement) and (c) the Administrative Agent shall have received payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

SECTION 4.	Reference to and Effect on the Financing Documents.

(a)           On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically modified by this Waiver and Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver and Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 5.         Affirmation of Guarantors. Each Guarantor signatory hereto hereby consents to the amendments and waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment Agreement, the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver and Amendment Agreement, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver and Amendment Agreement. Notwithstanding the failure of Freedom Rings, LLC to execute this Waiver and Amendment Agreement, the parties hereto agree that the obligations of Freedom Rings, LLC under the Loan Documents shall extend to the Loan Documents as amended hereby and shall not otherwise be reduced or otherwise modified.

SECTION 6.         GOVERNING LAW. THIS WAIVER AND AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.         Execution in Counterparts. This Waiver and Amendment Agreement may be executed by one or more of the parties to this Waiver and Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION

By: /s/ Michael C. Phalen

Name: Michael C. Phalen
Title:	CFO

GUARANTORS:

KRISPY KREME DOUGHNUTS, INC.

KRISPY KREME DISTRIBUTING COMPANY, INCORPORATED

KRISPY KREME MOBILE STORE COMPANY

KRISPY KREME CANADA, INC.

HD CAPITAL CORPORATION

HDN DEVELOPMENT CORPORATION

KRISPY KREME COFFEE COMPANY, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

GOLDEN GATE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

PANHANDLE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

NORTH TEXAS DOUGHNUTS, L.P.

By:	KRISPY KREME DOUGHNUT CORPORATION, its General Partner

By: /s/ Michael C. Phalen

Name: Michael C. Phalen
Title:	Authorized Officer

Credit Suisee, Cayman Islands Branch (formerly known

as Credit Suisse First Boston, Cayman Islands Branch)

By: /s/ Paul L. Colón

Name: Paul L. Colón

Title:	Director

By: /s/ Shaheen Malik

Name: Shaheen Malik

Title:	Associate

LENDER

WELLS FARGO FOOTHILL, INC.

By: /s/ Daniel Morihiro

Name: Daniel Morihiro

Title:	Vice President

EXHIBIT 10.2

EXECUTION COPY

WAIVER AND AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT dated as of October 25, 2005 (this “Waiver and Amendment Agreement”), among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) signatory hereto and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a Second Lien Credit Agreement dated as of April 1, 2005 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement” capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, and Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank, and Collateral Agent;

WHEREAS, the Parent Guarantor was party to a Guarantee (the “BNS Guarantee”) dated as of December 2, 2003 by and between the Parent Guarantor and The Bank of Nova Scotia (“BNS”) whereby the Parent Guarantor guaranteed certain obligations (i) owed by Kremeko Inc. (“Kremeko”) to BNS under that certain Credit Agreement dated as of April 4, 2003 by and between BNS and Kremeko (the “BNS Credit Agreement”) and (ii) owed by the Borrower to BNS under that certain Tri-Party Agreement dated as of April 4, 2003 by and among the Borrower, BNS and Kremeko (the “Tri-Party Agreement”);

WHEREAS, the Borrower was a party to Guarantees (the “GE Guarantees”) dated as of January 25, 2002, January 29, 2002 and October 7, 2002 by and between the Borrower and GE Canada Equipment Financing GP (as successor to GE Capital Canada Equipment Financing Inc.) and/or GE Canada Leasing Services Company (as successor to GE Capital Canada Leasing Services Inc.) (collectively, “GE”) whereby the Borrower guaranteed certain obligations owed by Kremeko to GE under an equipment leasing agreement and those certain loan agreements dated as of January 25, 2002 and October 7, 2002 by and among Kremeko, GE and the Borrower (such leasing agreement and loan agreements being referred to as the “GE Agreements”);

WHEREAS, Kremeko defaulted under the BNS Credit Agreement and the GE Agreements, which defaults triggered payment obligations (i) of the Parent Guarantor under the BNS Guarantee and of the Borrower under the Tri-Party Agreement (the “BNS Obligations”) and (ii) of the Borrower under the GE Guarantees (the “GE Obligations”);

WHEREAS, BNS made demands upon the Borrower and the Parent Guarantor with respect to the BNS Obligations and such obligations were not paid when due, and GE made demands upon the Borrower with respect to the GE Obligations and such obligations were not paid when due (collectively, the “Non-Payments”);

WHEREAS, pursuant to an Assignment and Acceptance Agreement dated as of August 30, 2005 (the “BNS Assignment”) by and between the Borrower and BNS, (i) BNS assigned to the Borrower all of its loans under the BNS Credit Agreement and all of its other rights and obligations under the BNS Credit Agreement and related agreements, (ii) BNS withdrew all of its demands with respect to payment of the BNS Obligations as of the date of such demands and (iii) all obligations of the Borrower and the Parent Guarantor under the BNS Guarantee and the Tri-Party Agreement were released and discharged and all rights and claims of BNS under the BNS Guarantee and the Tri-Party Agreement were terminated;

WHEREAS, pursuant to an Assignment and Acceptance Agreement dated as of September 28, 2005 (the “GE Assignment”) by and between the Borrower and GE, (i) GE assigned (or has agreed to assign) to the Borrower all of its rental payments and loans under the GE Agreements and all of its other rights and obligations under the GE Agreements and related agreements, (ii) GE withdrew all of its demands with respect to payment of the GE Obligations as of the date of such demands and (iii) all obligations of the Borrower under the GE Guarantees were released and discharged and all rights and claims of GE under the GE Guarantees were terminated;

WHEREAS, the Borrower intends directly or indirectly to acquire substantially all of the assets of Kremeko in exchange for the cancellation of the Indebtedness it holds under the BNS Credit Agreement, the GE Agreements and the existing debtor-in-possession financing provided by the Borrower to Kremeko in the principal amount of up to CAD 1,500,0000 (the “DIP Loan”) (the “Restructuring”), which Restructuring may include (i) the creation by the Borrower of a newly-formed Wholly Owned Subsidiary formed under the laws of Canada or the United States or a province or a state thereof (“Newco”), (ii) the contribution of Indebtedness held by the Borrower and owing from Kremeko (including under the BNS Credit Agreement, the GE Agreements and the DIP Loan), directly or indirectly through one more Wholly Owned Subsidiaries, to Newco in exchange for equity interests and/or Indebtedness of Newco and (iii) the acquisition of substantially all of the assets of Kremeko by Newco in exchange for the cancellation of the Indebtedness under the BNS Credit Agreement, the GE Agreements and the DIP Loan;

WHEREAS, Krispy Kreme International Ltd. (“KKI”), one of the Borrower’s Included Subsidiaries, desires to sell to KKA Holdings Pty Ltd (as trustee for the KKA Holdings Unit Trust) (the “Australia Sale”) all of its equity interests in Krispy Kreme Australia Pty Limited (“KKA”) for approximately AUD 3,500,000 in cash and shareholder loans made to KKA for approximately AUD 5,075,000 in cash, but the Borrower’s existing Guarantee of Indebtedness of KKA will not be reduced or cancelled concurrently with such sale;

WHEREAS, the Borrower is party to a Motor Vehicle Fleet Open-End Operating Lease Agreement, dated as of August 5, 1994, between the Borrower, as lessee, and PHH Vehicle Management Services Corporation, as lessor (the “PHH Lease Agreement”);

WHEREAS, the Borrower has previously accounted for leases under the PHH Lease Agreement as operating leases but has now determined that such leases should have been accounted for as capital leases;

WHEREAS, KKI is party to loan agreements with Krispy Kreme U.K. Limited (“KKUK”) dated as of September 2, 2004 and December 8, 2004 (the “KKUK Loan Agreements”) and has lent approximately £1,200,000 to KKUK thereunder;

WHEREAS, the Borrower desires to transfer all of its equity interests in Amazing Glazed LLC (the “Amazing Glazed Transfer”) and make a loan to Amazing Glazed LLC of approximately $300,000 in exchange for the cancellation of its existing Guarantee of Indebtedness of Amazing Glazed LLC in an amount equal to approximately $2,500,000 (collectively, the “Amazing Glazed Transactions”);

WHEREAS, the Borrower desires to transfer all of its equity interests in Amazing Hot Glazers LLC (the “Amazing Hot Glazers Transfer”) in exchange for the cancellation of its existing Guarantee of Indebtedness of Amazing Hot Glazers LLC in an amount equal to approximately $900,000 (collectively, the “Amazing Hot Glazers Transactions”);

WHEREAS, the Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Borrower has determined that the loans from KKI to KKUK should have been listed in the disclosure schedules attached to the Credit Agreements; and

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive certain provisions of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Waivers and Agreements. As of the Amendment Effective Date (as defined below), the Required Lenders hereby grant the following waivers under the Credit Agreement and make the following agreements in respect thereof:

(a)           Non-Payments. The Required Lenders hereby waive any Default or Event of Default existing on the date hereof under clauses (e) and (j) of Article VIII of the Credit Agreement constituted by the Non-Payments or the failure to notify the Administrative Agent of such Non-Payments.

(b)           Assignments And Restructuring. The Required Lenders hereby (i) agree that the Investments made or to be made as a result of the BNS Assignment, the GE Assignment and the Restructuring shall be deemed to have been made under Section 7.05(k) of the Credit Agreement and no other paragraph of said Section 7.05, and (ii) waive any Default or Event of Default under clause (e) of Article VIII of the Credit Agreement constituted by the consummation of the BNS Assignment, the GE Assignment or the Restructuring.

(c)           Australia Sale. The Required Lenders hereby (i) agree that the condition set forth in clause (c) of Section 7.03(f) of the Credit Agreement shall not be deemed to apply to any portion of the Australia Sale, (ii) agree that the sale by KKI of its shareholder loans made to KKA as part of the Australia Sale shall be deemed to be a sale by KKI of equity interests in KKA for purposes of said Section 7.03(f) and that said Section 7.03(f) shall not be deemed to prohibit the sale of such shareholder loans in a separate transaction from, and on a different date than, the sale of the equity interests in KKA and (iii) waive any Default or Event of Default under clause (e) of Article VIII of the Credit Agreement constituted by the Australia Sale failing to be permitted by Section 7.03 of the Credit Agreement so long at it complies with said Section 7.03(f) after giving effect to the waivers and agreements contained in this paragraph. The parties hereto hereby agree that if the Borrower's existing Guarantee of Indebtedness of KKA does not terminate on or prior to May 30, 2006, the agreements and waivers contained in this paragraph shall automatically cease to be effective.

(d)           PHH Lease Agreement. The Required Lenders hereby (i) waive any Default or Event of Default existing on the date hereof under clauses (c) and (e) of Article VIII of the Credit Agreement constituted by (x) a breach of representation or warranty or violation of Section 7.01 or 7.02 of the Credit Agreement resulting from the existence of Capital Lease Obligations not exceeding $7,500,000 in aggregate outstanding principal amount and related Liens under the PHH Lease Agreement to the extent incurred on or prior to the Effective Date or (y) the failure to notify the Administrative Agent of such Defaults or Events of Default, (ii) agree that the Indebtedness under the PHH Lease Agreement existing on the Effective Date not exceeding such aggregate principal amount shall be deemed to have been incurred under Section 7.0l(b) of the Credit Agreement and no other paragraph of said Section 7.01 and (iii) agree that the Liens securing the Indebtedness under the PHH Lease Agreement existing on the Effective Date shall be deemed to have been incurred under Section 7.02(c) of the Credit Agreement and no other paragraph of said Section 7.02.

(e)           KKUK Loan Agreements. The Required Lenders hereby (i) waive any Default or Event of Default existing on the date hereof under clauses (c) and (e) of Article VIII of the Credit Agreement constituted by (x) a breach of representation or warranty or violation of Section 7.01 or 7.05 of the Credit Agreement resulting from the existence of loans made by KKI to KKUK under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred or made on or prior to the Effective Date or (y) the failure to notify the Administrative Agent of such Defaults or Events of Default, (ii) agree that the Indebtedness of KKUK under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred on or prior to the

Effective Date, shall be deemed to have been incurred under Section 7.01(b) of the Credit Agreement and no other paragraph of said Section 7.01 and (iii) agree that the Investments of KKI made under the KKUK Loan Agreements not exceeding £1,200,000 in aggregate outstanding principal amount, to the extent incurred or made on or prior to the Effective Date, shall be deemed to have been made under Section 7.05(a) of the Credit Agreement and no other paragraph of said Section 7.05.

(f)            Amazing Glazed LLC; Amazing Hot Glazers LLC. The Required Lenders hereby (i) agree that the Investments made or to be made as a result of the Amazing Glazed Transactions and the Amazing Hot Glazers Transactions shall be deemed to have been made under Section 7.05(k) of the Credit Agreement and no other paragraph of said Section 7.05, (ii) agree that the Amazing Glazed Transfer and the Amazing Hot Glazers Transfer shall be deemed to have been made under Section 7.03(f) of the Credit Agreement and no other paragraph of said Section 7.03 and (iii) agree that the Net Available Proceeds received in connection with each of the Amazing Glazed Transfer and the Amazing Hot Glazers Transfer shall be equal to $0.

(g)           Cross Default. The Required Lenders hereby waive any Default or Event of Default under clause (k) of Article VIII of the Credit Agreement resulting from a default under any of the First Lien Loan Documents due to any Defaults described in clauses (a) through (f) above.

SECTION 2.         Amendments. As of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 7.03(f) of the Credit Agreement is hereby amended by (i) inserting the phrase “or any of its Included Subsidiaries” after the first reference to “Borrower” therein, (ii) inserting the phrase “or such Included Subsidiary” after the second, third and fourth references to “Borrower” therein and (iii) replacing the fifth reference to “Borrower” therein with the phrase “Parent Guarantor or any of its Included Subsidiaries”.

(b)           Section 7.05(i) of the Credit Agreement is hereby amended by replacing each reference to “Borrower” therein with the phrase “the Parent Guarantor or any of its Included Subsidiaries”.

(c)           Section 7.05(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investments in Joint Ventures (either directly or indirectly through one or more Subsidiaries) made after the date hereof in the form of Guarantees, loans or cash issued in exchange for the cancellation or reduction of Guarantees by the Parent Guarantor or any of its Included Subsidiaries outstanding on the date hereof of Indebtedness of the respective Joint Ventures, provided that the amount of each such Investment made after the date hereof shall not exceed the amount of the Guarantee so cancelled or the reduction of the Guarantee so reduced, as the case may be;”

(d)           Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word “or” immediately before clause (e) thereof and (ii) adding the following immediately prior to the period at the end of such Section:

“and (f) the Borrower may declare and make dividends to the Parent Guarantor at such times and in such amounts as are necessary to enable the Parent Guarantor to make payments on Indebtedness of the Parent Guarantor permitted by Section 7.11 of the Credit Agreement”

(e)           Section 7.11 of the Credit Agreement is hereby amended by adding the following after the word “Investments” in clause (c) thereof:

“(other than Investments permitted by Section 7.05 of the Credit Agreement to be owned or made by the Parent Guarantor)”

(f)            Article VIII of the Credit Agreement is hereby amended by adding the following after the phrase “Material Indebtedness” in clause (j) thereof:

“(other than Specified Contingent Obligations)”

(g)           Part B of Schedule VI of the Credit Agreement is hereby amended by adding thereto each guaranty agreement or similar instrument listed in Item 4 of Part A of Schedule II of the Credit Agreement, each intercompany loan listed in Item 5 of Part A of Schedule II of the Credit Agreement and each Investment listed in Part A of Schedule VI of the Credit Agreement.

SECTION 3.         Conditions to Effectiveness. This Waiver and Amendment Agreement shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Waiver and Amendment Agreement executed by the Borrower, each of the Guarantors (other than Freedom Rings, LLC) and the Required Lenders (b) with respect to the waivers and amendments to the First Lien Credit Agreement substantially in the form of the waivers and amendments set forth herein, all of the conditions to the effectiveness of such waivers and amendments shall have occurred (other than any such condition requiring the effectiveness of this Waiver and Amendment Agreement) and (c) the Administrative Agent shall have received payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

SECTION 4.	Reference to and Effect on the Financing Documents.

(a)           On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically modified by this Waiver and Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver and Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 5.         Affirmation of Guarantors. Each Guarantor signatory hereto hereby consents to the amendments and waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment Agreement, the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver and Amendment Agreement, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver and Amendment Agreement. Notwithstanding the failure of Freedom Rings, LLC to execute this Waiver and Amendment Agreement, the parties hereto agree that the obligations of Freedom Rings, LLC under the Loan Documents shall extend to the Loan Documents as amended hereby and shall not otherwise be reduced or otherwise modified.

SECTION 6.         GOVERNING LAW. THIS WAIVER AND AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.         Execution in Counterparts. This Waiver and Amendment Agreement may be executed by one or more of the parties to this Waiver and Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION

By: /s/ Michael C. Phalen

Name: Michael C. Phalen
Title:	CFO

GUARANTORS:

KRISPY KREME DOUGHNUTS, INC.

KRISPY KREME DISTRIBUTING COMPANY, INCORPORATED

KRISPY KREME MOBILE STORE COMPANY

KRISPY KREME CANADA, INC.

HD CAPITAL CORPORATION

HDN DEVELOPMENT CORPORATION

KRISPY KREME COFFEE COMPANY, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

GOLDEN GATE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

PANHANDLE DOUGHNUTS, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, an authorized Member

NORTH TEXAS DOUGHNUTS, L.P.

By:	KRISPY KREME DOUGHNUT CORPORATION, its General Partner

By: /s/ Michael C. Phalen

Name: Michael C. Phalen
Title:	Authorized Officer

Credit Suisse, Cayman Islands Branch (formerly known as

Credit Suisse First Boston, Cayman Islands Branch)

By: /s/ Paul L. Colón

Name: Paul L. Colón

Title:	Director

By: /s/ Shaheen Malik

Name: Shaheen Malik

Title:	Associate

LENDER

FIELD POINT I, LTD.

By: /s/ Jeffrey A. Gelfand

Name: Jeffrey A. Gelfand

Title: Authorized Signatory

FIELD POINT II, LTD.

By: /s/ Jeffrey A. Gelfand

Name: Jeffrey A. Gelfand

Title: Authorized Signatory

BROAD POINT I, LLC

By: /s/ Jeffrey A. Gelfand

Name: Jeffrey A. Gelfand

Title: Authorized Signatory

SPF CDO I, LLC

By: /s/ Jeffrey A. Gelfand

Name: Jeffrey A. Gelfand

Title: Authorized Signatory

TRS Thebe LLC

By: /s/ Alice L. Wagner

Name: Alice L. Wagner

Title:	Vice President

Grand Central Asset Trust, SIL Series

By: /s/ Mikus N. Kins

Name: Mikus N. Kins

Title:	Attorney-In-Fact